                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                                AIM FUNDS GROUP
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:

     ___________________________________________________________________________

                            AIM OPPORTUNITIES I FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 MARCH 15, 2007
                       ----------------------------------

Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities I Fund. Our records indicate that
we have not received voting instructions for                  1.   BY INTERNET
your account(s). In an effort to avoid incurring              Follow the instructions on your voting
any further expenses, we are asking you to                    instruction form.
please take a moment right now to submit your
vote.                                                         2.   BY TOUCH-TONE PHONE
                                                              Follow the instructions on your voting
Your vote is important no matter how many                     instruction form.
shares you own. In order for your vote to be
represented, WE MUST RECEIVE YOUR                             3.   BY MAIL
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING                     Simply return your executed voting
DATE.                                                         instruction form in the envelope provided.






















                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                            AIM OPPORTUNITIES I FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 MARCH 15, 2007
                       ----------------------------------


Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities I Fund. Our records indicate that
we have not received voting instructions for                  1.   BY PHONE
your account(s). In an effort to avoid incurring              Please call Computershare Fund Services
any further expenses, we are asking you to                    toll-free at 1-866-905-8141.
please take a moment right now to submit your                 Representatives are available to take your
vote.                                                         vote Monday through Friday between the
                                                              hours of 9:00 a.m. and 11:00 p.m., and
Your vote is important no matter how many                     Saturday from 12:00 p.m. to 6:00 p.m. EDT.
shares you own. In order for your vote to be
represented, WE MUST RECEIVE YOUR                             2.   BY INTERNET
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING                     Follow the instructions on your voting
DATE.                                                         instruction form.

                                                              3.   BY TOUCH-TONE PHONE
                                                              Please call 1-888-221-0697 and follow the
                                                              simple instructions.

                                                              4.   BY MAIL
                                                              Simply return your executed voting
                                                              instruction form in the envelope provided.

                                                              If you have any questions, or need
                                                              assistance in voting your shares, please do
                                                              not hesitate to contact Computershare Fund
                                                              Services at 1-866-905-8141.








                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                            AIM OPPORTUNITIES II FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 MARCH 15, 2007
                       ----------------------------------


Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities II Fund. Our records indicate that
we have not received voting instructions for                  1.   BY INTERNET
your account(s). In an effort to avoid incurring              Follow the instructions on your voting
any further expenses, we are asking you to                    instruction form.
please take a moment right now to submit your
vote.                                                         2.   BY TOUCH-TONE PHONE
                                                              Follow the instructions on your voting
Your vote is important no matter how many                     instruction form.
shares you own. In order for your vote to be
represented, WE MUST RECEIVE YOUR                             3.   BY MAIL
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING                     Simply return your executed voting
DATE.                                                         instruction form in the envelope provided.





















                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                            AIM OPPORTUNITIES II FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 MARCH 15, 2007
                       ----------------------------------


Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of                      the following methods to submit your vote:
AIM Opportunities II Fund. Our records
indicate that we have not received voting                     1.   BY PHONE
instructions for your account(s). In an effort                Please call Computershare Fund Services
to avoid incurring any further expenses, we                   toll-free at 1-866-905-8141.
are asking you to please take a moment right                  Representatives are available to take your
now to submit your vote.                                      vote Monday through Friday between the
                                                              hours of 9:00 a.m. and 11:00 p.m., and
Your vote is important no matter how many                     Saturday from 12:00 p.m. to 6:00 p.m. EDT.
shares you own. In order for your vote to be
represented, WE MUST RECEIVE YOUR                             2.   BY INTERNET
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING                     Follow the instructions on your voting
DATE.                                                         instruction form.

                                                              3.   BY TOUCH-TONE PHONE
                                                              Please call 1-888-221-0697 and follow the
                                                              simple instructions.

                                                              4.   BY MAIL
                                                              Simply return your executed voting
                                                              instruction form in the envelope provided.

                                                              If you have any questions, or need
                                                              assistance in voting your shares, please do
                                                              not hesitate to contact Computershare Fund
                                                              Services at 1-866-905-8141.







                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                           AIM OPPORTUNITIES III FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 MARCH 15, 2007
                       ----------------------------------


Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities III Fund. Our records indicate
that we have not received voting instructions for             1.   BY INTERNET
your account(s). In an effort to avoid incurring              Follow the instructions on your voting
any further expenses, we are asking you to                    instruction form.
please take a moment right now to submit your
vote.                                                         2.   BY TOUCH-TONE PHONE
                                                              Follow the instructions on your voting
Your vote is important no matter how many                     instruction form.
shares you own. In order for your vote to be
represented, WE MUST RECEIVE YOUR                             3.   BY MAIL
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING                     Simply return your executed voting
DATE.                                                         instruction form in the envelope provided.






















                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                           AIM OPPORTUNITIES III FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 MARCH 15, 2007
                       ----------------------------------


Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities III Fund. Our records indicate
that we have not received voting instructions for             1.   BY PHONE
account(s). In an effort to avoid incurring                   Please call Computershare Fund Services
any further expenses, we are asking you to                    toll-free at 1-866-905-8141.
please take a moment right now to submit your                 Representatives are available to take your
vote.                                                         vote Monday through Friday between the
                                                              hours of 9:00 a.m. and 11:00 p.m., and
Your vote is important no matter how many                     Saturday from 12:00 p.m. to 6:00 p.m. EDT.
shares you own. In order for your vote to be
represented, WE MUST RECEIVE YOUR                             2.   BY INTERNET
voting INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING              Follow the instructions on your
DATE.                                                         instruction form.

                                                              3.   BY TOUCH-TONE PHONE
                                                              Please call 1-888-221-0697 and follow the
                                                              simple instructions.

                                                              4.   BY MAIL
                                                              Simply return your executed voting
                                                              instruction form in the envelope provided.
                                                              If you have any questions, or need
                                                              assistance in voting your shares, please do
                                                              not hesitate to contact Computershare Fund
                                                              Services at 1-866-905-8141.









                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.